                                                                 EXHIBIT 10.13


                          TECHNOLOGY TRANSFER AGREEMENT


         THIS TECHNOLOGY TRANSFER AGREEMENT (the "Agreement") is made and entered into as of the 22nd day of September, 2000 (the "Effective Date"), by and between RIGEL PHARMACEUTICALS, INC., a Delaware corporation ("Rigel"), and QUESTCOR PHARMACEUTICALS, INC., a California corporation ("Questcor").

         WHEREAS, Questcor has developed and owns certain proprietary antiviral technology comprising HCV IRES and HCV NS5A-PKR and other viral technology and owns or has licensed certain patent applications and issued patents pertaining thereto;

         WHEREAS, Rigel desires to pursue the commercial development of certain applications of such technology; and

         WHEREAS, Rigel desires to obtain, and Questcor is willing to assign to Rigel, its right, title and interest, on a worldwide basis, in and to such technology;

         NOW, THEREFORE, Rigel and Questcor hereby agree as follows:

                                  ARTICLE 1

                                 DEFINITIONS

         1.1 "AFFILIATE" means any entity that directly or indirectly Owns, is Owned by or is under common Ownership, with a party to this Agreement, where "Owns" or "Ownership" means direct or indirect possession of at least fifty percent (50%) of the outstanding voting securities of a corporation or a comparable equity interest in any other type of entity.

         1.2 "CURRENTLY IDENTIFIED COMPOUND(S)" means all compounds identified as of the Effective Date by Questcor and provided to Rigel as having potential antiviral activity, together with Homologs and Isomers of such compounds. "Homolog" means a compound that differs from such Currently Identified Compound by a -(CH(2))-group. "Isomer" means a compound that has the same composition as such Currently Identified Compound, but differs in the positions of aromatic ring substituents, location of double bonds or position of carbon in alkyl groups, such as propyl and isopropyl, and optical isomers thereof.

         1.3  "HCV IRES" means Hepatitis C Virus IRES technology.


                                       1.

         1.4  "HCV NS5A-PKR" means regulation of Protein Kinase RNA
(PKR)-activated protein by Hepatitis C Virus Non-Structural 5A Protein.

         1.5 "LICENSED PRODUCT(S)" means any product, including without limitation, compounds, compositions, formulations, any indication therefor, and any associated methods or processes, developed pursuant to this Agreement, the manufacture, use, importation or sale of which by Rigel, its Affiliates or licensees would constitute an infringement of a Valid Claim of a Questcor Patent or a Washington Patent.

         1.6 "MATERIAL BREACH" means the failure of Rigel to perform the diligence obligation described in Section 2.4(c), or the failure of Rigel to perform the research and development obligation described in Section 5.1(b), or the failure of Rigel to perform any of the payment obligations in Sections 4.1, 4.2, 4.3, 4.4, 4.5 or 6.4, or if Sections 7.2(a) or 7.4 are not true as of the Effective Date.

         1.7 "NET SALES" means the gross receipts received by Rigel or its Affiliates for the sale of Licensed Products to Third Parties by Rigel or its Affiliates, less (a) cash, trade, or quantity discounts actually given, (b) rebates allowed or granted to governmental agencies or other payors, (c) credits, returns, and replacements, and (d) taxes, including sales taxes and duties, incurred by reason of the sale of such Licensed Products but excluding taxes on income. If Licensed Products are sold in combination with other products, the price of the Licensed Products for the purpose of calculating Net Sales shall be deemed to be the then current price at which the Licensed Products are sold independent of other products, or in the absence of such independent sales prices, the portion of the sales price of such combined product which is attributable to the Licensed Product itself.

         1.8 "QUESTCOR MATERIALS" means various reagents, samples and other tangible materials relating to the HCV IRES, HCV NS5A-PKR and other viral technologies, which have been, or will be transferred to Rigel, a compilation of which has previously been provided to Rigel.

         1.9 "QUESTCOR PATENT(S)" means (a) the patents and patent applications listed on APPENDIX C including all foreign patents and patent applications, whether now existing or hereafter filed, corresponding to the patents and patent applications under clause (a); (b) any provisionals, substitutions, divisionals, reissues, reexaminations, renewals, continuations, continuations-in-part, substitute applications and inventors' certificates arising from, or based upon, any of the foregoing patents or patent applications; and (c) any patents issuing from any of the foregoing patent applications.

         1.10 "QUESTCOR TECHNOLOGY" means the Currently Identified Compounds, the Questcor Materials and the modifications, improvements, know-how, trade secrets, data, information and materials relating to the HCV IRES, HCV NS5A-PKR and other viral technologies, which have been, or will be transferred to Rigel, a compilation of which has previously been provided to Rigel.

         1.11 "SHARES" shall mean the shares of Rigel capital stock to be issued to Questcor pursuant to Section 4.2, and in the event the shares initially issued to Questcor are shares of

                                       2.

Rigel Series E Preferred Stock, the term "Shares" shall also refer to any shares of Rigel Common Stock issued upon conversion thereof, or any other Rigel securities issued to Questcor in respect of its holdings of Series E Preferred Stock.

         1.12 "THIRD PARTY" means any entity that is not a party nor an Affiliate of a party.

         1.13 "VALID CLAIM" means a claim of an issued and unexpired patent, which claim has not lapsed, been canceled, or become abandoned, and which claim has not been declared invalid by a court of competent jurisdiction, and which has not been admitted to be invalid or unenforceable through reissue or disclaimer.

         1.14 "WASHINGTON LICENSE AGREEMENT" means that certain license agreement dated as of April 4, 1997, by and between Questcor and the University of Washington, as amended.

         1.15 "WASHINGTON PATENT(S)" means (a) the patents and patent applications listed on APPENDIX D licensed by Questcor from the University of Washington including all foreign patents and patent applications, whether now existing or hereafter filed, corresponding to the patents and patent applications under clause (a); (b) any provisionals, substitutions, divisionals, reissues, reexaminations, renewals, continuations, continuations-in-part, substitute applications and inventors' certificates arising from, or based upon, any of the foregoing patents or patent applications; and (c) any patents issuing from any of the foregoing patent applications.

                                  ARTICLE 2

                            ASSIGNMENT OF RIGHTS

         2.1 ASSIGNMENT OF PATENT RIGHTS. Questcor hereby sells and assigns to Rigel all of its right, title and interest in and to the Questcor Patents. Questcor further agrees to promptly execute, upon each request by Rigel, assignment and other documents, testify and take other acts at Rigel's expense and as reasonably requested by Rigel, in order to apply for and obtain, in Rigel's name and for its benefit, patents, trade secrets and other intellectual property rights throughout the world related to the Questcor Patents and to transfer, effect, confirm, perfect, record, preserve, protect and enforce all rights, title and interests transferred hereunder. Questcor hereby further sells and assigns to Rigel its rights to enforce the Questcor Patents for any infringement occurring prior to the Effective Date.

         2.2 ASSIGNMENT OF QUESTCOR TECHNOLOGY. Questcor hereby sells and assigns to Rigel all of its right, title and interest in and to the Questcor Technology. Following such assignment, Rigel shall have the right to practice the Questcor Technology without restriction. Questcor hereby further sells and assigns to Rigel its rights to enforce any misappropriation of Questcor Technology occurring prior to the Effective Date.

         2.3  WASHINGTON PATENT RIGHTS.

              (a) Questcor hereby agrees to assign the Washington License Agreement to Rigel, and will use its reasonable best efforts to obtain the consent of the University of

                                       3.

Washington to such assignment, as provided for in Section 20.4 of that agreement. Rigel agrees to cooperate with Questcor in obtaining such assignment.

              (b) If the assignment of the Washington License Agreement to Rigel, with the consent of the University of Washington, under the same terms, conditions and obligations as enjoyed by Questcor, is not effected within ninety (90) days of the Effective Date, without the payment of consideration to the University by Rigel, then within ninety-five (95) days of the Effective Date, Questcor shall make available to Rigel an exclusive sublicense of all of its rights to the Washington License Agreement, without further consideration. If Questcor fails to offer such an assignment or sublicense of the Washington License Agreement to Rigel within ninety-five
(95) days of the Effective Date, Rigel may elect to terminate this Agreement pursuant to Article 9.

         2.4  DILIGENCE.

              (a) Rigel shall use commercially reasonable efforts to enforce, defend, prosecute, and maintain the Questcor Patents and to enforce the Questcor Technology.

              (b) In addition to the requirements specified in this Agreement, Rigel shall promptly proceed with the research, development, manufacture, and sale of Licensed Products, and the development and other commercial exploitation of the Questcor Patents and Questcor Technology.

              (c) Within two years of the Effective Date, Rigel shall make a presentation to at least six (6) Third Parties that are pharmaceutical or biotechnology companies, and, if appropriate, have follow-up discussions with those same companies, including not more than three companies that may be identified by Questcor in writing to Rigel within sixty (60) days of the Effective Date, regarding opportunities to cooperate or collaborate with Rigel in the commercial development of Licensed Products, Questcor Technology, or to license such rights from Rigel. Rigel shall report to the Joint Program Management Team regarding the results of such presentations to Third Parties.

              (d) During the two-year period from 2001 through 2002, Rigel shall make expenditures for research and development of Licensed Products as specified in Article 5.1(b) herein.

                                ARTICLE 3

                      DELIVERY OF QUESTCOR TECHNOLOGY

         3.1 TECHNOLOGY DELIVERY. Promptly after the Effective Date, Questcor shall deliver and transfer possession and ownership to Rigel of all tangible manifestations of the Questcor Patents (as listed in Appendix C) and the Questcor Technology (as listed in Appendix E), including, without limitation, samples of the Currently Identified Compounds and the Questcor Materials in the amounts and in the forms specified in Appendix A and B, respectively.

                                       4.

Questcor shall complete the delivery of the Questcor Technology to Rigel within sixty (60) days of the Effective Date.

         3.2 COMPLETION OF TECHNOLOGY DELIVERY. Rigel will deem the delivery of Questcor Technology complete when it has verified receipt of all materials and information listed in Appendix E, which in no event shall be later than forty-five (45) days after initial delivery of all of the items listed in Appendix E. Rigel agrees that in the event that Rigel identifies any materials or information that are not included in such initial delivery, Rigel will promptly notify Questcor of such omission. Questcor agrees that in the event it receives any such notification, it will use its commercially reasonable efforts to promptly deliver such identified omitted materials or information to Rigel.

         3.3 AVAILABILITY OF QUESTCOR PERSONNEL. Questcor will make its appropriate employees reasonably available to provide technical advice and assistance relating to the transferred technology as set forth in Sections
3.1 and 3.2. Following completion of technology transfer according to Section 3.2, for one year from the Effective Date, Questcor will use its commercially reasonable efforts to make available its employees to Rigel to provide technical advice and assistance relating to the operation of transferred technology. Rigel will pay Questcor $100 per hour of technical advice and assistance provided by Questcor's employees hereunder. Such employees shall sign a confidentiality agreement directly with Rigel to cover Rigel confidential information. Questcor hereby consents to Rigel engaging Questcor consultants to assist in such technology transfer under arrangements agreed to directly between Rigel and such consultants.

                               ARTICLE 4

                             CONSIDERATION

         4.1 INITIAL PAYMENT. Upon execution of this Agreement Rigel shall pay to Questcor as an up-front fee, five hundred thousand dollars ($500,000) in consideration for the rights to the Questcor Patents, the Currently Identified Compounds, the Questcor Technology and the Washington License Agreement. Such payment will be non-creditable and non-refundable.

         4.2 DELIVERY PAYMENT. Rigel shall issue to Questcor $500,000 in Rigel equity, in the form of 83,333 shares of Rigel Series E Preferred Stock (valued for this purpose at $6.00 per share), or, if the outstanding shares of Rigel Series E Preferred Stock shall have converted into Common Stock prior to the date that payment is due under this Section 4.2, the shares of Common Stock issuable upon conversion of 83,333 shares of Rigel Series E Preferred Stock, upon the earlier of: (i) complete transfer of Questcor Technology pursuant to Section 3.2, if Questcor has executed either an assignment or sublicense of the Washington License Agreement according to
Section 2.3(a) or Section 2.3(b), or (ii) execution of either an assignment or sublicense of the Washington License Agreement according to Section 2.3(a) or Section 2.3(b), if complete transfer of Questcor Technology pursuant to
Section 3.2 has occurred.


                                       5.

         4.3 MILESTONE PAYMENTS. Rigel will pay Questcor the following amounts within thirty (30) days of the occurrence of the following milestone events with respect to the first Licensed Product to reach such milestone:

              (a) Licensed Product utilizing a Currently Identified Compound:

                  Milestone                                 Amount
          ---------------------------------------------   ----------
          -   Preclinical Selection                       $1,000,000

          -   Start of Phase I clinical trial             $2,000,000

          -   Start of Phase III clinical trial           $2,000,000

          -   NDA Filing                                  $5,000,000

          -   After annual sales exceed $100 Million or   $7,000,000
              cumulative sales exceed $200 Million,
              whichever is first

As used herein, "Preclinical Selection" means successful completion of IND-enabling toxicity studies.

              (b) Licensed Products not utilizing any Currently Identified
Compounds:

                  Milestone                                 Amount
          ---------------------------------------------   ----------
          -   Start of Phase I clinical trial             $1,000,000

          -   Start of Phase III clinical trial           $1,000,000

          -   NDA Filing                                  $2,500,000

          -   After annual sales exceed $100 Million or   $3,500,000
              cumulative sales exceed $200 Million,
              whichever is first

Rigel will make a milestone payment only once for each milestone event, regardless of the number of Licensed Products.

         4.4 ROYALTIES. As additional consideration for the rights to the Questcor Patents assigned to Rigel pursuant to Article 2 (Assignment), Rigel will pay to Questcor royalties on Net Sales by Rigel or its Affiliates of Licensed Products that are covered in whole or in part by a Valid Claim in the Questcor Patents or the Washington Patents. The royalties will be paid at the following rates:


                                       6.

              (a) Licensed Product utilizing a Currently Identified Compound:

                  Portion of Annual Net Sales               Royalty
          ---------------------------------------------   -----------

          -   On Net Sales less than $100,000,000             4%

          -   On Net Sales $100,000,000 -- $500,000,000       6%

          -   On Net Sales greater than $500,000,000         10%

              (b) Licensed Products not utilizing a Currently Identified
Compound:

                  Portion of Annual Net Sales               Royalty
          ---------------------------------------------   -----------


          -   On Net Sales less than $100,000,000             3%

          -   On Net Sales $100,000,000 -- $500,000,000       5%

          -   On Net Sales greater than $500,000,000          8%


In the event of a license by Rigel to a non-Affiliate, this Section 4.4 will not apply to any Licensed Product developed pursuant to such license, and instead Rigel shall make payments regarding such Licensed Product in accordance with Section 4.5.

         4.5 LICENSE FEES. In the event that Rigel, or its Affiliates, at its sole discretion, licenses all or part of the Questcor Patents or Washington Patents to a Third Party for research, development, and/or commercialization, Rigel will pay Questcor a portion of the license fees received by Rigel as follows:

              (a) if the license granted to the Third Party includes the right to commercialize Currently Identified Compounds, Rigel will pay Questcor 35% of all upfront and milestone cash payments received by Rigel and 35% of royalties received by Rigel based on Net Sales of Licensed Products that are covered in whole or in part by a Valid Claim in the Questcor Patents or the Washington Patents;

              (b) if the license granted to the Third Party includes the right to practice Questcor Technology which is then covered by a Valid Claim of a Questcor Patent or a Washington Patent but excludes the right to commercialize Currently Identified Compounds, Rigel will pay Questcor 25% of all upfront and milestone cash payments received by Rigel and 25% of royalties received by Rigel based on Net Sales of Licensed Products that are covered in whole or in part by a Valid Claim in the Questcor Patents or the Washington Patents, provided,


                                       7.

however that none of the following events has occurred: (1) Rigel has spent over $1,000,000 in internal and external research expenses on the Antiviral Program (as defined in Article 5); or (2) twelve months have passed from the Effective Date; or (3) Rigel includes in such license intellectual property developed solely by Rigel subsequent to the Effective Date;

              (c) if the license granted to the Third Party includes the right to practice Questcor Technology which is then covered by a Valid Claim of a Questcor Patent or a Washington Patent but excludes the right to commercialize Currently Identified Compounds, and where any of the events specified in the proviso of Section 4.5(b) has occurred, Rigel will pay Questcor 15% of all upfront and milestone cash payments received by Rigel and 15% of royalties received by Rigel based on Net Sales of Licensed Products that are covered in whole or in part by a Valid Claim in the Questcor Patents or the Washington Patents; and

              (d) in the event Rigel or its Affiliates license all or part of the Questcor Patents or the Washington Patents to a Third Party at a time when one or more applications for a Questcor Patent or a Washington Patent remains pending, and no payment is due under (a), (b) or (c), then promptly following the issuance of such patent the parties shall reasonably determine in good faith whether a payment would have been due under (a), (b) or (c) above if such patent had issued prior to the granting of such license. If such a payment would have been due, Rigel shall then promptly make payments under this Section 4.5 as if such patent had issued prior to the granting of the license.

         4.6 DATE OF PAYMENT. Payment of the royalties and fees specified in Sections 4.4 and 4.5 will be made by Rigel or its Affiliates to Questcor within thirty (30) days after March 31, June 30, September 30 and December 31 of each year during the term of this Agreement, for the Net Sales received by Rigel during the previous calendar quarter. Each quarterly payment will be accompanied by a written statement by Rigel detailing Net Sales received by Rigel for which such royalties and fees are due.

         4.7 RECORDS; DISCREPANCY PAYMENTS. Rigel will keep, and require its Affiliates and licensees to keep, complete and accurate records of the Net Sales of Licensed Products, as set forth in this Article. Following reasonable advance written notice to Rigel, Questcor will have the right, at its cost and expense, through an independent national firm of certified public accountants reasonably acceptable to Rigel and bound by obligations of confidentiality not to disclose Rigel's records, to examine such records once per calendar year during regular business hours, during the period of time during which such payments are due and payable hereunder and for two (2) years thereafter. Notwithstanding the preceding sentence: (i) if such examination reveals an underpayment by Rigel to Questcor, Rigel will promptly pay such underpayment amount to Questcor; (ii) if such examination reveals an underpayment of five percent (5%) or more, Rigel will also pay the costs of such examination; and (iii) if such examination reveals an overpayment by Rigel, Questcor will promptly remit such overpayment to Rigel.

         4.8 PAYMENT CURRENCY AND METHOD. Unless otherwise provided for herein, and subject to foreign exchange regulations then prevailing, all payments payable under this Agreement will be paid in cash in U.S. dollars. All payments provided for herein shall be made by check or wire transfer.

                                       8.

         4.9 LATE PAYMENTS. In the event of a late payment due hereunder, the party from whom the payment is due will pay to the other party interest at the lower of: (a) the highest rate permitted by law; or (b) the prime rate charged by Citibank, N.A. as stated in The Wall Street Journal, New York edition, on the date such payment is due (or the immediately preceding business date if such payment date is not a business day) plus two percent (2%), in either case on the outstanding balance until such late payment and such interest accrued thereon is paid in full to the party to whom the payment is owed. The acceptance by the party to whom the payment is made of any such late payment will not act as a waiver of any rights such party may have hereunder due to a breach by the party from whom the payment is due relating to such late payment.

                                  ARTICLE 5

                           RESEARCH AND DEVELOPMENT

         5.1  RIGEL RESEARCH AND DEVELOPMENT PROGRAM.

              (a) Rigel will assume primary responsibility (directly or through licensees) for research and development of Licensed Products. Rigel will commit high-throughput screening, chemistry, virology, and other discovery research, and preclinical and clinical development resources to this anti-viral program (the "Antiviral Program") consistent with the resources it commits to other similar research programs at Rigel. Any efforts by Rigel licensees directed toward the Antiviral Program shall be treated as efforts of Rigel under this Section 5.1.

              (b) During the two-year period of calendar years 2001 and 2002, Rigel will spend, or have executed firm commitments to spend, a total of two million dollars ($2,000,000) in research and development expenses related to the Questcor Technology and the development of Licensed Products.

         5.2 JOINT PROGRAM MANAGEMENT TEAM. Questcor and Rigel will each designate up to three and no less than two representatives to a Joint Program Management Team that will oversee the activities of the Antiviral Program and seek to ensure that goals are set appropriately and timelines are met. The Joint Program Management Team will also oversee Rigel's business development obligations as set forth in Section 2.4. The Joint Program Management Team will meet periodically, but at least four times a year, at times to be agreed upon. In conjunction with each meeting, Rigel will make reports to the Joint Program Management Team in sufficient detail so as to determine compliance by Rigel under this Article 5 and Section 2.4. This Section 5.2 shall expire upon the commencement of the first Phase I clinical trial of a product arising from the Antiviral Program.

         5.3 ACCESS TO QUESTCOR PERSONNEL. Rigel will have access to certain Questcor employees and consultants on a consulting basis as specified in
Section 3.3.

                                       9.

                               ARTICLE 6

                    PATENT PROSECUTION AND MAINTENANCE

         6.1 PATENT PROSECUTION. Rigel shall have the sole right to prosecute and maintain patents and applications included in the Questcor Patents.

         6.2 PATENT MAINTENANCE. Rigel shall have the sole right to maintain and enforce any issued Questcor Patents at Rigel's own expense.

         6.3 WASHINGTON PATENTS. Subject to the approval of the University of Washington, Rigel shall have the same rights and obligations to prosecute, maintain and enforce the Washington Patents as Questcor currently has under the Washington License Agreement or such other specification of such rights as Rigel and the University of Washington may agree.

         6.4 REIMBURSEMENT OF PATENT EXPENSES. Rigel will reimburse Questcor for all of Questcor's expenses associated with preparing, maintaining, prosecuting, enforcing and defending the Questcor Patents that Questcor incurred prior to the Effective Date. Rigel will also reimburse Questcor for the patent expenses paid by Questcor under the Washington License Agreement that Questcor incurred prior to the effective date of such assignment (or exclusive sublicense). Rigel will pay Questcor under this section within thirty (30) days after receiving an itemized accounting of each set of prior patent expenses. The total amount reimbursed to Questcor under this Section
6.4 shall not exceed $250,000.

                                   ARTICLE 7

                         REPRESENTATIONS AND WARRANTIES

         7.1 QUESTCOR REPRESENTATIONS AND WARRANTIES. Questcor hereby represents and warrants to Rigel as follows:

              (a) TECHNOLOGY OWNERSHIP. (i) Questcor owns all right, title and interest in and to the Questcor Patents and Questcor Technology listed on APPENDICES A, B AND C; (ii) it has not granted any license under the Questcor Patents and is under no obligation to grant any such license to any Third Party, (iii) there are no outstanding liens, encumbrances, agreements or understandings of any kind, either written, oral or implied, regarding the Questcor Patents or Questcor Technology that are inconsistent or in conflict with any provision of this Agreement;

              (b) EMPLOYEES AND CONSULTANTS. Each of the Questcor employees and consultants who contributed to the development of the Questcor Technology performed such work under a written agreement with Questcor that assigned to Questcor all of such individual's right, title and interest in and to such technology;

              (c) PATENT DISCLOSURES. To the best of its knowledge, the Questcor Patents were filed prior to any publication of the inventions described therein or other act that would bar the issuance of a patent thereon; complies as to form with the requirements of a patent

                                       10.

application filed in the United States Patent and Trademark Office; and makes all necessary disclosures for a patent application;

              (d) INVENTION ASSIGNMENTS. The Questcor Patents properly identify the inventors of the inventions described therein, and such inventors have assigned to Questcor all of their right, title and interest in and to such patent rights;

              (e) WASHINGTON LICENSE AGREEMENT. As of the Effective Date, the Washington License Agreement is in full force and effect, and there has been no material breach by either party to the Washington License Agreement; and

              (f) PATENT PROCEEDINGS AND THIRD PARTY CLAIMS. To the best of its knowledge, no patent application within the Questcor Patents or the Washington Patents is the subject of any pending interference, opposition, cancellation or other protest proceeding. Questcor further represents and warrants that, it has not received and is not aware of any Third Party claims that the practice of the Patents infringes any proprietary rights of such Third Party.

         7.2 MUTUAL REPRESENTATIONS AND WARRANTIES. Each party hereby represents and warrants:

              (a) DUE AUTHORIZATION. Such party is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder.

              (b) BINDING AGREEMENT; NO CONFLICT. This Agreement is a legal and valid obligation binding upon it and enforceable in accordance with its terms. The execution, delivery and performance of this Agreement by such party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

         7.3  INVESTMENT REPRESENTATIONS.

              (a) Questcor is acquiring the Shares for its own account, and not as nominee or agent, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act"). In this regard:

                       (i) Questcor understands that (i) the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, that such securities must be held by it indefinitely, and that Questcor must, therefore, bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration; (ii) each certificate representing the Shares will be endorsed with the following legends:

                                (1) THE SECURITIES REPRESENTED HEREBY HAVE
NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE


                                       11.

SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                                (2) THE SECURITIES REPRESENTED BY THIS
CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS, INCLUDING RESTRICTIONS ON TRANSFERABILITY, OF THAT CERTAIN TECHNOLOGY TRANSFER AGREEMENT, DATED SEPTEMBER 22, 2000. A COPY OF SUCH TECHNOLOGY TRANSFER AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO RIGEL PHARMACEUTICALS, INC. AT ITS PRINCIPAL PLACE OF BUSINESS.

                                (3) Any legend required to be placed thereon
by Rigel's By-laws (and shown on Exhibit A hereto or as may hereafter be added to such By-laws with respect to all Common Stock of Rigel) or under applicable state securities laws;

and (iii) Rigel will instruct any transfer agent not to register the transfer of the Shares (or any portion thereof) unless the conditions specified in the foregoing legends are satisfied, until such time as a transfer is made, pursuant to the terms of this Agreement, and in compliance with Rule 144 or pursuant to a registration statement or, if the opinion of counsel referred to above is to the further effect that such legend is not required in order to establish compliance with any provisions of the Act or of this Agreement.

                       (ii) Questcor has been furnished with such materials and has been given access to such information relating to Rigel as it has requested, and Questcor has been afforded the opportunity to ask questions regarding Rigel and the Shares, all as it has found necessary to make an informed investment decision.

                       (iii) Questcor is itself a research stage biotechnology company, and acknowledges that it can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Shares.

                       (iv) Questcor is an "accredited investor" as such term is defined in Rule 501 of the General Rules and Regulations prescribed by the Securities and Exchange Commission pursuant to the Act, and Questcor was not formed for the specific purpose of acquiring the Shares.

              (b) STAND OFF; RESTRICTION ON TRANSFER. If so requested by Rigel or any managing underwriter of Rigel's initial public offering of securities, Questcor shall not sell or otherwise transfer any of the Shares or other securities of Rigel during a period of up to 180 days following the effective date of the registration statement covering such initial public offering. If

                                       12.

so requested, Questcor shall execute a form of standstill agreement directly with such managing underwriter, provided that the duration of such agreement shall not exceed such 180-day period and that each of the officers and directors of Rigel has executed an equivalent standstill agreement. Questcor shall not sell, assign or otherwise transfer the Shares to any other person (other than a sale to the general public under Rule 144 or in an acquisition or reorganization of Rigel) without the prior consent of Rigel, which shall not be unreasonably withheld but may be conditioned on the execution by the transferee of an undertaking as set forth in this Section 7.3(b).

         7.4  RIGEL REPRESENTATION AND COVENANT.

              (a) REPRESENTATION. All corporate action on the part of Rigel, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement has been taken. The Shares which will be acquired by Questcor hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly authorized, validly issued, fully paid and nonassessable.

              (b) COVENANT. With a view to making available to Questcor the benefits of Rule 144 and any other rule or regulation of the Securities and Exchange Commission that may permit Questcor to sell the Shares to the public without registration, the Company agrees to make and keep public information available, as those terms are defined in Rule 144, at all times after ninety
(90) days after the effective date of the first registration statement filed by Rigel for the offering of its Common Stock to the general public.

         7.5 DISCLAIMER. EXCEPT AS SPECIFIED HEREIN, QUESTCOR EXPRESSLY DISCLAIMS ANY AND ALL WARRANTY, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF TITLE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NON-INFRINGEMENT. EXCEPT AS SPECIFIED HEREIN, QUESTCOR DOES NOT WARRANT OR REPRESENT THE PATENTABILITY, VALIDITY, SCOPE, OR USEFULNESS OF THE QUESTCOR PATENTS OR QUESTCOR TECHNOLOGY.

                                 ARTICLE 8

                        INDEMNIFICATION AND LIABILITY

         8.1 INDEMNITY. Rigel agrees to indemnify, hold harmless and defend Questcor against any and all Third Party claims, suits, losses, damages, costs, fees and expenses (collectively, "Claims") resulting from the possession, manufacture, use, sale, offer for sale, import or administration of Licensed Products by Rigel, its Affiliates or its licensees, including, but not limited to, any claims with respect to death or injury to any person and damage to any property of any end user of Licensed Products or customer of such end user, provided, however, that Rigel shall not have any obligation of indemnification with respect to liability caused in whole or in part by the intentional wrongdoing or negligence of Questcor.

                                       13.

         8.2 PROCEDURE. If Questcor desires to make a claim under Section 8.1, it shall give Rigel prompt notice of such claim and all related information known to Questcor and shall permit Rigel to control the defense and settlement of such matter.

         8.3 LIMITATION OF LIABILITY. IN NO EVENT SHALL EITHER PARTY, ITS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, LICENSEES OR AFFILIATES BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, SPECIAL, EXEMPLARY OR CONSEQUENTIAL DAMAGES, WHETHER BASED UPON A CLAIM OR ACTION OF CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY OR OTHER TORT, OR OTHERWISE, ARISING OUT OF THIS AGREEMENT.

                                  ARTICLE 9

                             TERM AND TERMINATION

         9.1 TERM. The term of this Agreement shall commence upon the Effective Date and shall continue in effect until the last to expire of the claims of the Questcor Patents or the Washington Patents, unless otherwise terminated by a Party.

         9.2 TERMINATION AT RIGEL'S OPTION. Upon written notice to Questcor, Rigel may terminate this Agreement if: (i) the Washington License Agreement is not assigned or sublicensed in a manner acceptable to Rigel within ninety-five (95) days of the Effective Date, as set forth in Section 2.3(b); or (ii) the technology transfer described in Article 3 is not completed within sixty (60) days of the Effective Date.

         9.3 ROYALTY TERM. Upon the expiration of the Questcor Patents and the Washington Patents, Rigel will have no further obligation to make any payment to Questcor under this Agreement in respect of Net Sales, apart from those payments that are accrued hereunder but unpaid by the date of such expiration, for which payments Rigel will remain liable.

         9.4  MATERIAL BREACH: NOTICE, ARBITRATION, TERMINATION:

              (a) In addition to its other rights and remedies, either party (the "Non-Breaching Party") may terminate this Agreement following at least sixty (60) days (the "Notice Period") prior written notice (the "Notice of Breach") to the other party (the "Breaching Party") in the event that the Breaching Party has committed a Material Breach under this Agreement and the Breaching Party fails to cure such breach within such Notice Period.

              (b) If the Breaching Party, in good faith, disputes the assertion that a Material Breach has occurred, it shall respond in writing to the Notice of Breach within thirty (30) days of receipt of the Notice of Breach. If the Non-Breaching Party still contends a Material Breach has occurred, the Chief Executive Officers of the parties (or their designees) shall confer within forty-five (45) days of receipt of the original Notice of Breach. If the Chief Executive Officers are unable to resolve the dispute, the Breaching Party may give notice, prior to completion of the 60-day Notice Period, that it is invoking the Arbitration provision of Section 11.3 below on the issue of the Material Breach. The Non-Breaching Party's right to terminate this agreement is suspended during the pendency of the Arbitration Proceedings.

                                       14.

              (c) Upon giving such notice of Arbitration the Breaching Party shall place into escrow any payments that the Non-Breaching Party has asserted it is due under the Notice of Breach.

              (d) If the Arbitration rules that no Material Breach has occurred the funds shall be released from escrow to the Breaching Party, and the Notice of Breach shall have no force or effect.

              (e) If the ruling of the Arbitration is that a Material Breach has occurred:

                       (i) the funds (or the appropriate portion of the funds) held in escrow and due the Non-Breaching Party shall be released to the Non-Breaching Party, and

                       (ii) The Breaching Party shall pay the reasonable costs of the Arbitration of the Non-Breaching Party, and

                       (iii) The Breaching Party may either:

                                  (1) accept a termination of the Agreement
if requested by the Non-Breaching Party, or

                                  (2) agree to abide by the ruling of the
Arbitration with respect to the issue of the Material Breach

                       (iv) If the Breaching Party agrees to abide by the ruling of the Arbitration, the Notice of Breach shall be considered withdrawn and the Agreement shall continue in effect as interpreted by the Arbitration ruling, and the Breaching Party shall have no further right to invoke the Arbitration provision of this Agreement on the issue or issues decided by the Arbitration.

              (f) If Questcor terminates this Agreement pursuant to a Material Breach by Rigel, upon request by Questcor, Rigel will assign all rights in the Questcor Patents, the Washington Patents, and the Questor Technology back to Questcor.

         9.5  EFFECT OF TERMINATION. Termination of this Agreement under
Section 9.2 or Section 9.4 by reason of Material Breach by Rigel will not terminate any licenses granted hereunder by Rigel to Third Parties. Questcor shall accept assignment of such Third Party Licenses from Rigel to Questcor, or renegotiate such licenses on substantially equivalent economic terms as were contained in the original Licenses from Rigel. Termination of this Agreement will not affect any rights or obligations of the parties accrued prior to the effective date of such termination, including without limitations obligations with respect to payments accrued hereunder prior to the effective date of such termination. In the event of Termination under
Section 9.2 or Section 9.4 by reason of Material Breach by Rigel, Rigel will promptly cease any use of the Questcor Technology and return the Questcor Technology to Questcor.


                                       15.

         9.6 SURVIVING OBLIGATIONS. Article 1 (Definitions), Section 4.7 (Records; Discrepancy Payments), Article 9 (Term and Termination), Article 10 (Confidentiality), and Article 11 (Dispute Resolution) will survive expiration or termination of this Agreement.

                                 ARTICLE 10

                               CONFIDENTIALITY

         10.1 CONFIDENTIAL INFORMATION. Questcor shall not disclose any of the Questcor Technology, the Questcor Patent applications or Washington Patent applications (hereinafter referred to as the "Confidential
Information") to any Third Party without prior the written consent by Rigel or as permitted by Section 10.2.

         10.2 PERMITTED DISCLOSURES. Questcor shall not be obligated to keep confidential any information which:

               (a) is now, or hereafter becomes, through no breach of any confidentiality obligation on the part of Questcor, generally known or available;

               (b) is hereafter furnished to Questcor by a Third Party, as a matter of right and without breach of any confidentiality obligation by such Third Party;

               (c) is the subject of a written permission to disclose provided by Rigel;

               (d) is in response to a valid order of a court or other governmental body of the United States or any political subdivision thereof; PROVIDED, HOWEVER, that the responding party shall first have given notice to the other party hereto and shall have made a reasonable effort to obtain a protective order requiring that the Confidential Information so disclosed be used only for the purposes for which the order was issued; or

               (e) is otherwise required by law or regulation to be disclosed (including without limitation disclosures required by regulations promulgated by the U.S. Securities and Exchange Commission).

         10.3 RIGEL'S OBLIGATIONS. Rigel shall treat the Confidential Information at the same level of confidentiality as it does its other confidential information.

                              ARTICLE 11

                        MISCELLANEOUS PROVISIONS

         11.1 COMPLIANCE WITH LAW. Each party agrees to comply with all applicable federal, state and local law, regulations, and orders, including such law, regulations and orders relating to the research, development and commercial exploitation of Licensed Products.

                                       16.

         11.2 GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of California, as applied to contracts executed and performed entirely within the State of California, without regard to conflicts of laws rules.

         11.3 DISPUTE RESOLUTION. The parties agree that any dispute or controversy arising out of or relating to any interpretation, construction, performance, breach, or Material Breach of this Agreement shall be settled by arbitration to be held in San Francisco, California, in accordance with the Commercial Rules then in effect of the American Arbitration Association. The arbitrator may grant injunctions or other relief in such dispute or controversy. The decision of the arbitrator shall be final, conclusive, and binding on the parties to the arbitration. Judgment may be entered on the arbitrator's decision in any court of competent jurisdiction. Questcor and Rigel shall each pay one-half of the costs and expenses of such arbitration (including the arbitrator's fees), and each shall separately pay its respective attorneys' fees and expenses.

         11.4 ASSIGNMENT. Except as otherwise provided herein, this Agreement may not be assigned in part or in whole by any party without the prior written consent of the other party; PROVIDED, HOWEVER, that either party may assign this Agreement to any of its Affiliates or to any successor by merger or sale of substantially all of its business unit to which this Agreement relates. This Agreement will be binding upon the successors and permitted assigns of the parties and the name of a party appearing herein will be deemed to include the names of such party's successors and permitted assigns to the extent necessary to carry out the intent of this Agreement.
Any assignment which is not in accordance with this Section 11.4 will be void.

         11.5 NOTICES. All notices and other communications hereunder will be in writing and will be deemed given if delivered personally or by facsimile transmission (receipt verified), telexed, or sent by express courier service, to the parties at the following addresses (or at such other address for a party as will be specified by like notice; provided, that notices of a change or address will be effective only upon receipt thereof):

                           If to Rigel, addressed to:

                           Rigel Pharmaceuticals, Inc.
                           240 East Grand Avenue
                           South San Francisco, CA 94080

                           With a copy to:

                           Cooley Godward LLP
                           Five Palo Alto Square
                           Palo Alto, CA 94306
                           Attention:  Robert L. Jones, Esq.

                           If to Questcor, addressed to:

                           Questcor Pharmaceuticals, Inc.
                           26118 Research Road
                           Hayward, CA 94545

                                       17.

                           Latham & Watkins
                           135 Commonwealth Drive
                           Menlo Park, CA 94025
                           Attention:  Elizabeth Powers, Esq.


         11.6 AMENDMENT. No amendment, modification or supplement of any provision of the Agreement will be valid or effective unless made in writing and signed by an authorized representative of each party.

         11.7 WAIVER. No provision of the Agreement will be waived by any act, omission or knowledge of a party or its agents or employees except by an instrument in writing expressly waiving such provision and signed by a duly authorized officer of the waiving party.

         11.8 SEVERABILITY. Whenever possible, each provision of the Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of the Agreement.

         11.9 ENTIRE AGREEMENT OF THE PARTIES. This Agreement constitutes and contains the complete, final and exclusive understanding and agreement of the parties and cancel and supersede any and all prior negotiations, correspondence, understandings and agreements, whether oral or written, between the parties respecting the subject matter thereof.

         11.10 PUBLICITY. Within five (5) days from the Effective Date, the parties shall issue a joint press release regarding the business relationship set forth in this Agreement, with at least one executive-level quote from each party, and such press release shall be approved by advance by both parties. Rigel shall approve such joint press release unless, in conjunction with its initial public offering, it receives reasonable advice of counsel that such press release should not be made at such time. Each party shall have the right to identify the other party (other by listing such other party's name and logo) as a business partner in marketing and publicity materials and on each party's Web site. Except as otherwise specified in this paragraph, a party shall not use the other party's name or logo except with the prior consent of such other party.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the Effective Date.

                                       18.

QUESTCOR PHARMACEUTICALS, INC.                  RIGEL PHARMACEUTICALS, INC.

By:  /s/ Charles J. Casamento                   By:  /s/ Raul R. Rodriguez
    -----------------------------                   ----------------------------

Name:  Charles J. Casamento                     Name:  Raul R. Rodriguez
                                                      --------------------------
Title:  Chairman, President & CEO               Title:  Vice President Business
                                                        Development
                                                       -------------------------

                                       19.

                                       APPENDIX A

                                     QUESTCOR PATENTS

U.S. Patent No. 5,738,985

and

METHOD FOR SELECTIVE INACTIVATION OF VIRAL REPLICATION                   CANADA

Owner: RIBOGENE, INC.

         Inventors - MILES, VINCENT J.; MATHEWS, MICHAEL B.; KATZE, MICHAEL G.; WITHERELL, GARY W.; WATSON, JULIA C.
    Pat No:                                                     FILED WAIT EXAM
    App No: 2,159,639          APRIL 01, 1994
Basic App: PCT/US94/03623      APRIL 02, 1993
Publication No. 1: WO94/23041  OCTOBER 13, 1994
Priority Date: APRIL 02, 1993
--------------------------------------------------------------------------------


METHOD FOR SELECTIVE INACTIVATION OF VIRAL REPLICATION                    JAPAN

Owner: RIBOGENE, INC.

         Inventors - MILES, VINCENT J.; MATHEWS, MICHAEL B.; KATZE, MICHAEL G.; WITHERELL, GARY W.; WATSON, JULIA C.
    Pat No:                                                     FILED WAIT EXAM
    App No: 6-522423           APRIL 01, 1994
Basic App: PCT/US94/03623      APRIL 02, 1993 ()
Publication No. 1: WO94/23041  OCTOBER 13, 1994
Priority Date: APRIL 02, 1993



METHOD FOR SELECTIVE INACTIVATION OF VIRAL REPLICATION                HONG KONG

Owner: RIBOGENE, INC.

         Inventors - MILES, VINCENT J.; MATHEWS, MICHAEL B.; KATZE, MICHAEL G.; WITHERELL, GARY W.; WATSON, JULIA C.
    Pat No:                                                     FILED WAIT EXAM
    App No: 94912387.1     SEPTEMBER 24, 1998
Basic App: PCT/US94/03623  APRIL 01, 1994 ()
Priority Date: APRIL 01, 1994



                                       A-1.

METHOD FOR SELECTIVE INACTIVATION OF VIRAL REPLICATION    EUROPEAN PATENT CONV.
                                                               J. A. KEMP & CO.
Owner: RIBOGENE, INC.                                      Agent Ref.: N.68947A

         Inventors - MILES, VINCENT J.; MATHEWS, MICHAEL B.; KATZE, MICHAEL G.; WITHERELL, GARY W.; WATSON, JULIA C.
    Pat No:                                                             PENDING
    App No: 94912387.1      APRIL 01, 1994
Basic App: PCT/US94/03623   APRIL 02, 1993 ()
Publication No. 1: 0693126  JANUARY 24, 1996
Priority Date: APRIL 02, 1993
--------------------------------------------------------------------------------

METHOD FOR SELECTIVE INACTIVATION OF VIRAL REPLICATION                      PCT

Owner: RIBOGENE, INC.                                  Agent Ref.: 7960-030-228

         Inventors - MILES, VINCENT J.; MATHEWS, MICHAEL B.; KATZE, MICHAEL G.; WITHERELL, GARY W.; WATSON, JULIA C.
    Pat No:                                                           PUBLISHED
    App No: PCT/US94/03623     APRIL 01, 1994
Basic App: PCT/US94/03623      APRIL 02, 1993 ()
Publication No. 1: WO94/23041  OCTOBER 13, 1994
Priority Date: APRIL 02, 1993

                                                               Archive:  13,419


METHOD FOR SELECTIVE INACTIVATION OF VIRAL REPLICATION            UNITED STATES

Owner: RIBOGENE, INC.

         Inventors - MILES, VINCENT J.; MATHEWS, MICHAEL B.; KATZE, MICHAEL G.
    Pat No: 5,738,985  APRIL 14, 1998   Expires: APRIL 14, 2015        PATENTED
    App No: 08/221,816 APRIL 01, 1994


Priority Date: APRIL 02, 1993

                                                               Archive:  14,052
--------------------------------------------------------------------------------


METHOD FOR SELECTIVE INACTIVATION OF VIRAL REPLICATION            UNITED STATES

         Inventors - MILES, VINCENT J.; MATTHEWS, MICHAEL B.; KATZE, MICHAEL G.; WITHERELL, GARY W.; WATSON, JULIA C.
    Pat No:                                                             ALLOWED
    App No: 08/925,156     SEPTEMBER 08, 1997
    Continuation of App No 08/221,816 now Pat No 5,738,985

Priority Date: APRIL 01, 1994
--------------------------------------------------------------------------------

                                       A-2.

NOVEL SCREENING METHODS TO IDENTIFY AGENTS THAT SELECTIVELY              CANADA
INHIBIT HEPATITIS C VIRUS REPLICATION
Owner: RIBOGENE, INC.

         Inventors -  KATZE, MICHAEL G.; GALE, JR., MICHAEL J.
    Pat No:                                                     FILED WAIT EXAM
    App No: 2,283,379          MARCH 05, 1998
Basic App: PCT/US98/04226      MARCH 05, 1997 ()
Publication No. 1: WO98/39487  SEPTEMBER 11, 1998
Priority Date: MARCH 05, 1997
--------------------------------------------------------------------------------



NOVEL SCREENING METHODS TO IDENTIFY AGENTS THAT SELECTIVELY           AUSTRALIA
INHIBIT HEPATITIS C VIRUS REPLICATION
Owner: RIBOGENE, INC.

         Inventors -  KATZE, MICHAEL G.; GALE, JR., MICHAEL J.
    Pat No:                                                             PENDING
    App No: 66840/98           MARCH 05, 1998
Basic App: PCT/US98/04226      MARCH 05, 1997 ()
Publication No. 1: WO98/39487  SEPTEMBER 11, 1998
Priority Date: MARCH 05, 1997
--------------------------------------------------------------------------------



NOVEL SCREENING METHODS TO IDENTIFY AGENTS THAT SELECTIVELY         NEW ZEALAND
INHIBIT HEPATITIS C VIRUS REPLICATION
Owner: RIBOGENE, INC.

         Inventors -  KATZE, MICHAEL G.; GALE, JR., MICHAEL J.
    Pat No:                                                     FILED WAIT EXAM
    App No: 337703             MARCH 05, 1998
Basic App: PCT/US98/04226      MARCH 05, 1997 ()
Publication No. 1: WO98/39487  SEPTEMBER 11, 1998
Priority Date: MARCH 05, 1997



NOVEL SCREENING METHODS TO IDENTIFY AGENTS THAT SELECTIVELY              MEXICO
INHIBIT HEPATITIS C VIRUS REPLICATION
Owner: RIBOGENE, INC.

         Inventors -  KATZE, MICHAEL G.; GALE, JR., MICHAEL J.
    Pat No:                                                     FILED WAIT EXAM
    App No: 998116             MARCH 05, 1998
Basic App: PCT/US98/04226      MARCH 05, 1997 ()
Publication No. 1: WO98/39487  SEPTEMBER 11, 1998
Priority Date: MARCH 05, 1997
--------------------------------------------------------------------------------

                                       A-3.

NOVEL SCREENING METHODS TO IDENTIFY AGENTS THAT SELECTIVELY               JAPAN
INHIBIT HEPATITIS C VIRUS REPLICATION
Owner: RIBOGENE, INC.

         Inventors -  KATZE, MICHAEL G.; GALE, JR., MICHAEL J.
    Pat No:                                                     FILED WAIT EXAM
    App No: 10-538754          MARCH 05, 1998
Basic App: PCT/US98/04226      MARCH 05, 1997 ()
Publication No. 1: WO98/39487  SEPTEMBER 11, 1998
Priority Date: MARCH 05, 1997
--------------------------------------------------------------------------------



NOVEL SCREENING METHODS TO IDENTIFY AGENTS THAT SELECTIVELY              NORWAY
INHIBIT HEPATITIS C VIRUS REPLICATION
Owner: RIBOGENE, INC.

         Inventors -  KATZE, MICHAEL G.; GALE, JR., MICHAEL J.
    Pat No:                                                     FILED WAIT EXAM
    App No: 19994295           MARCH 05, 1998
Basic App: PCT/US98/04226      MARCH 05, 1997 ()
Publication No. 1: WO98/39487  SEPTEMBER 11, 1998
Priority Date: MARCH 05, 1997



NOVEL SCREENING METHODS TO IDENTIFY AGENTS THAT              RUSSIAN FEDERATION
SELECTIVELY INHIBIT HEPATITIS C VIRUS REPLICATION.
Owner: RIBOGENE, INC.

         Inventors -  KATZE, MICHAEL G.; GALE, JR., MICHAEL J.
    Pat No:                                                     FILED WAIT EXAM
    App No: 99120790           MARCH 05, 1998
Basic App: PCT/US98/04226      MARCH 05, 1997 ()
Publication No. 1: WO98/39487  SEPTEMBER 11, 1998
Priority Date: MARCH 05, 1997



NOVEL SCREENING METHODS TO IDENTIFY AGENTS THAT SELECTIVELY             HUNGARY
INHIBIT HEPATITIS C VIRUS REPLICATION
Owner: RIBOGENE, INC.

         Inventors -  KATZE, MICHAEL G.; GALE, JR., MICHAEL J.
    Pat No:                    Expires:     MARCH 05, 2018      FILED WAIT EXAM
    App No: P0001395        MARCH 05, 1998
Basic App: PCT/US98/04226   MARCH 05, 1997 ()

Priority Date: MARCH 05, 1997


                                       A-4.

NOVEL SCREENING METHODS TO IDENTIFY AGENTS THAT SELECTIVELY              TURKEY
INHIBIT HEPATITIS C VIRUS REPLICATION
Owner: RIBOGENE, INC.

         Inventors -  KATZE, MICHAEL G.; GALE, JR., MICHAEL J.
    Pat No:                    Expires:     MARCH 05, 2018      FILED WAIT EXAM
    App No: 1999/02561         MARCH 05, 1998
Basic App: PCT/US98/04226      MARCH 05, 1997 ()
Publication No. 1: WO98/39487  SEPTEMBER 11, 1998
Priority Date: MARCH 05, 1997


NOVEL SCREENING METHODS TO IDENTIFY AGENTS THAT SELECTIVELY               CHINA
INHIBIT HEPATITIS C VIRUS REPLICATION
Owner: RIBOGENE, INC.

         Inventors -  KATZE, MICHAEL G.; GALE, JR., MICHAEL J.
    Pat No:                                                             PENDING
    App No: 98804841.8         MARCH 05, 1998
Basic App: PCT/US98/04226      MARCH 05, 1997 ()
Publication No. 1: WO98/39487  SEPTEMBER 11, 1998
Priority Date: MARCH 05, 1997



NOVEL SCREENING METHODS TO IDENTIFY AGENTS THAT SELECTIVELY      CZECH REPUBLIC
INHIBIT HEPATITIS C VIRUS REPLICATION
Owner: RIBOGENE, INC.

         Inventors -  KATZE, MICHAEL G.; GALE, JR., MICHAEL J.
    Pat No:                                                     FILED WAIT EXAM
    App No: PV3149-99          MARCH 05, 1998
Basic App: PCT/US98/04226      MARCH 05, 1997 ()
Publication No. 1: WO98/39487  SEPTEMBER 11, 1998
Priority Date: MARCH 05, 1997



NOVEL SCREENING METHODS TO IDENTIFY AGENTS THAT SELECTIVELY              POLAND
INHIBIT HEPATITIS C VIRUS REPLICATION
Owner: RIBOGENE, INC.

         Inventors -  KATZE, MICHAEL G.; GALE, JR., MICHAEL J.
    Pat No:                                                     FILED WAIT EXAM
    App No: P335721            MARCH 05, 1998
Basic App: PCT/US98/04226      MARCH 05, 1997 ()
Publication No. 1: WO98/39487  SEPTEMBER 11, 1998
Priority Date: MARCH 05, 1997

                                       A-5.

NOVEL SCREENING METHODS TO IDENTIFY AGENTS THAT SELECTIVELY              ISRAEL
INHIBIT HEPATITIS C VIRUS REPLICATION
Owner: RIBOGENE, INC.

         Inventors -  KATZE, MICHAEL G.; GALE, JR., MICHAEL J.
    Pat No:                                                     FILED WAIT EXAM
    App No: 131730             MARCH 05, 1998
Basic App: PCT/US98/04226      MARCH 05, 1997 ()
Publication No. 1: WO98/39487  SEPTEMBER 11, 1998
Priority Date: MARCH 05, 1997

NOVEL SCREENING METHODS TO IDENTIFY AGENTS THAT SELECTIVELY              TAIWAN
INHIBIT HEPATITIS C VIRUS REPLICATION
Owner: RIBOGENE, INC.

         Inventors -  KATZE, MICHAEL G.; GALE, JR., MICHAEL J.
    Pat No:                                                     FILED WAIT EXAM
    App No: 87103232        MARCH 05, 1998


Priority Date: MARCH 05, 1997
--------------------------------------------------------------------------------



NOVEL SCREENING METHODS TO IDENTIFY AGENTS THAT SELECTIVELY       KOREA (SOUTH)
INHIBIT HEPATITIS C VIRUS REPLICATION
Owner: RIBOGENE, INC.

         Inventors -  KATZE, MICHAEL G.; GALE, JR., MICHAEL J.
    Pat No:                                                     FILED WAIT EXAM
    App No: 7008068/99         MARCH 05, 1998
Basic App: PCT/US98/04226      MARCH 05, 1997 ()
Publication No. 1: WO98/39487  SEPTEMBER 11, 1998
Priority Date: MARCH 05, 1997



NOVEL SCREENING METHODS TO IDENTIFY AGENTS THAT           EUROPEAN PATENT CONV.
SELECTIVELY INHIBIT HEPATITIS C VIRUS REPLICATION
Owner: RIBOGENE, INC.

         Inventors -  KATZE, MICHAEL G.; GALE, JR., MICHAEL J.
    Pat No:                                                     FILED WAIT EXAM
    App No: 98908928.9         MARCH 05, 1998
Basic App: PCT/US98/04226      MARCH 05, 1997 ()
Publication No. 1: WO98/39487  SEPTEMBER 11, 1998
Priority Date: MARCH 05, 1997

                                       A-6.

NOVEL SCREENING METHODS TO IDENTIFY AGENTS THAT SELECTIVELY                 PCT
INHIBIT HEPATITIS C VIRUS REPLICATION
Owner: RIBOGENE, INC.

         Inventors -  KATZE, MICHAEL G.; GALE, JR., MICHAEL J.
    Pat No:                                                           COMPLETED
    App No: PCT/US98/04226     MARCH 05, 1998
Basic App: PCT/US98/04226      MARCH 05, 1997 ()
Publication No. 1: WO98/39487  SEPTEMBER 11, 1998
Priority Date: MARCH 05, 1997
--------------------------------------------------------------------------------


                                       A-7.

                                 APPENDIX B

                             WASHINGTON PATENTS


Pending U.S. Patent Application  U.S.S.N. 60/027,982

and

NOVEL SCREENING METHODS TO IDENTIFY AGENTS THAT SELECTIVELY        UNITED STATES
INHIBIT HEPATITIS C VIRUS REPLICATION
Owner: UNIVERSITY OF WASHINGTON

         Inventors -  KATZE, MICHAEL G.; GALE, JR., MICHAEL J.
    Pat No: 6,030,785      FEBRUARY 29, 2000                            PATENTED
    App No: 09/035,619     MARCH 05, 1998


Priority Date: MARCH 05, 1997



NOVEL SCREENING METHODS TO IDENTIFY AGENTS THAT SELECTIVELY        UNITED STATES
INHIBIT HEPATITIS C VIRUS REPLICATION
         Inventors -  KATZE, MICHAEL G.; GALE, JR., MICHAEL J.
    Pat No:                                                              PENDING
    App No: 09/514,006      FEBRUARY 25, 2000
    Continuation of App No 09/035,619 now Pat No 6,030,785

Priority Date: MARCH 05, 1998


                                       B-1.